UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2026
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2026, the Federal Home Loan Bank of Des Moines (the “Bank”) named Brett L.A. Manning as the Bank’s Chief Business Officer, effective immediately. Mr. Manning will oversee the Bank’s member-facing departments, including member relationships and sales, member strategies and solutions, marketing and communication, and the mortgage product group.

Mr. Manning, age 50, began his Federal Home Loan Bank career in Seattle in 1998 and has held several positions and leadership roles during that time focusing on business development and front-line risk management. Most recently, he served as Member Strategies and Solutions Director, a position he held since August 2023. Prior to that, Mr. Manning served as the Funding Products Group Director beginning in June 2017.

As the Bank’s Chief Business Officer, Mr. Manning will be paid an annual base salary of $425,000 and will be eligible to earn incentive awards under the Bank’s annual and long-term incentive plans. Mr. Manning’s maximum potential incentive award will be 80 percent of his base salary. Further, he will be eligible to receive the Bank’s standard executive relocation benefits.

Mr. Manning does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Manning and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Manning and any other person pursuant to which he was appointed as Chief Business Officer of the Bank.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1    News Release, dated October 20, 2026, issued by the Bank

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

October 20, 2026	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Chief Legal and Compliance Officer